EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 30, 1996 included in Alexion Pharmaceuticals, Inc.'s Form 10-K for the year ended July 31, 1996 and to all references to our Firm included in this registration statement.

                                          /S/ ARTHUR ANDERSEN LLP
                                              ---------------------
                                              ARTHUR ANDERSEN LLP

Hartford, Connecticut
April 4, 1997